Tax	6 Months Ended
Jun. 30, 2013
Tax
Note 20 Tax

The effective tax rate of 28.0% in 6M13 mainly reflected the impact of the geographical mix of results and a tax charge related to the re-assessment of a pre-existing deferred tax asset in Switzerland due to changes in earnings-mix assumptions in the current year. Overall, net deferred tax assets decreased CHF 499 million to CHF 6,492 million as of the end of 6M13 compared to 2012. The decrease in net deferred tax assets primarily related to earnings partially offset by foreign exchange translation gains of CHF 172 million.

The presentation of net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities is in accordance with ASC Topic 740 – Income Taxes guidance to interim reporting. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.

As of June 30, 2013, the Bank had accumulated undistributed earnings from foreign subsidiaries of CHF 6.7 billion which are considered indefinitely reinvested. The Bank would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

The Bank is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 3 million in unrecognized tax benefits within 12 months of the reporting date.

The Bank remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2009; Brazil – 2008; Japan – 2008; the UK – 2006; the US – 2006; and the Netherlands – 2005.

Effective tax rate

in	6M13	6M12
Effective tax rate (%)
Effective tax rate	28.0	24.4

Reconciliation of taxes computed at the Swiss statutory rate

in	6M13
Reconciliation of taxes computed at the Swiss statutory rate (CHF million)
Income tax expense computed at the statutory tax rate of 22%	738
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	166
Other non-deductible expenses	186
Changes in deferred tax valuation allowance	(44)
Lower taxed income	(87)
Income taxable to noncontrolling interests	(86)
Tax deductible impairments of Swiss subsidiary investments	(13)
Other	79
Income tax expense	939

Foreign tax rate differential

6M13 included a foreign tax expense of CHF 166 million in respect of profits earned in higher tax jurisdictions, mainly Brazil and the US.

Other non-deductible expenses

6M13 included non-deductible interest expenses of CHF 136 million and non-deductible bank levy costs and other non-deductible compensation expenses of CHF 50 million.

Changes in deferred tax valuation allowance

6M13 included the impact of the utilization of valuation allowances of CHF 44 million in respect of three of the Bank’s operating entities, two in the UK and one in Asia, relating to current year earnings.

Lower taxed income

6M13 included a CHF 57 million income tax benefit mainly as a result of foreign branch earnings beneficially impacting the earnings mix in one of the Bank’s operating entities in Switzerland and CHF 30 million related to non-taxable life insurance income.

Other

6M13 included a tax charge of CHF 80 million relating to the decrease of deferred tax assets in one of the Bank’s operating entities in Switzerland. This charge is related to the re-assessment of a pre-existing deferred tax asset due to changes in earnings-mix assumptions in the current year. 6M13 also included a CHF 36 million income tax benefit following the change in tax status of an entity in the US and a CHF 30 million income tax expense relating to the increase of tax contingency accruals.

Net deferred tax assets

end of	6M13	2012
Net deferred tax assets (CHF million)
Deferred tax assets	6,580	7,094
of which net operating losses	1,857	2,045
of which deductible temporary differences	4,723	5,049
Deferred tax liabilities	(88)	(103)
Net deferred tax assets	6,492	6,991